Exhibit 99.1


                                                     Citizens  Communications
                                                     3 High Ridge Park
                                                     Stamford, CT  06905
                                                     203.614.5600
                                                     Web site: www.czn.net
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE

Contact:
Karen Miller
845.344.9416
kmiller@czn.com


               Citizens Launches New Customer Operations Strategy
                       Opening Call Center in DeLand, Fla.

June 20, 2006 - Citizens' Dan McCarthy, Executive Vice President and Chief Operating Officer, announced today that its Frontier operations would pursue a new strategy for its Customer Operations that will include consolidating all inbound customer calls to two or three centers and a Work at Home program nationwide by year-end 2007. The Company expects that this new strategy will improve its focus on delivering quality customer service and will, therefore, improve its competitiveness in the marketplace.

A new Frontier Call Center will be established in DeLand, Florida in August of this year and will house up to 500 employees by year-end 2007. DeLand was selected because of the rich labor market, positive economic climate and opportunity to attract a strong employee base.

"Our goal is to consolidate to two or three centers. We are reviewing all options regarding the locations of the second and/or third Call Centers," McCarthy said. "This announcement will be made at a later date."

Homeshoring, Frontier's new work-at-home initiative, is currently being trialed and is a key element of the new Customer Operations strategy. If the pilot is successful, plans are to expand the homeshoring option to 15 - 20% of Call
Center employees across the company. Homeshoring offers employees the convenience of working from home and virtually no commuting costs, while enabling us to provide around-the-clock service to customers with greater efficiency. It also enables a company to efficiently address peak-hour or emergency calling times without disrupting the customer experience.

Investments in new technology will support this strategy and will allow each Call Center Representative to easily access different computer systems and assist customers with billing, repair or collections questions. This will improve efficiencies on all inbound calls.

"We are continually looking for ways to improve our service delivery and infrastructure," said McCarthy. "Simplifying our business by improving our Call Center processes will provide additional value to our customers."

Frontier currently has Call Centers in Kingman, Ariz., Burnsville, Minn. and Gloversville, Middletown, Monroe and Rochester, N.Y., in addition to eight other smaller Call Centers in the country.

About Citizens

Citizens  Communications  Company (NYSE:  CZN) is a full-service  communications provider and one of the largest local exchange telephone companies in the country. Citizens, under its Frontier name, offers telephone, television and
Internet  services,  as well as  bundled  offerings,  ESPN360  streaming  video, security solutions and specialized bundles for small businesses and home offices. Additional information about Frontier's products and services is available at www.frontier.myway.com. For information about Citizens Communications, visit www.czn.net.

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "believe," "anticipate," "expect," and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including but not limited to: our ability to effectively manage our operations, costs and capital spending; our ability to successfully introduce new product offerings, including bundled service packages; our ability to sell enhanced services; our ability to comply with federal and state regulations; changes in the number of our revenue generating units; general and local economic and employment conditions; the effects of ongoing changes in the regulation of the communications industry; overall changes in the telecommunications market; and greater than anticipated competition from wireless or wireline carriers. In addition, we may be unable to implement some of our current business initiatives if we fail to recognize the benefits we expect to receive from certain transactions, including but not limited to, the anticipated sale of ELI. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by securities laws.


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